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                                                                    Exhibit 10.3

                    ADDENDUM TO LEASE BETWEEN MONUMENT ROAD
                  ASSOCIATES AND ATX TELECOMMUNICATIONS DATED
                                JANUARY 18, 1994

     This addendum dated January 25, 1996, does hereby increase the space leased to ATX as per the enclosed memo as follows:

     Effective February 1, 1996, ATX will add to its existing lease 1,300 square feet of office space on the third floor, plus 500 square feet on the first floor, comprising the former mail and copy room by the rear door, for a total of 1,800 additional square feet of office space.

     It is hereby agreed between the parties that this additional space shall be added to the current lease, on the same rent terms and conditions, such that the lease for this additional space shall terminate January 30, 2004 and have the same renewal option as provided in said lease.

     The new total leased space shall be 40,587 plus 1,800 or 42,387 square feet, and the rental as of February 1, 1996 is ($18.25 x 1.03 = $18.80 x 1.03 = $19.36) $19.36 per square foot, or $820,612.32

/s/ WITNESS                                /s/ MICHAEL KARP
------------------------------------       -----------------------------------------------------
witnessed by                               Monument Road Associates by its GP

/s/ WITNESS                                /s/ MICHAEL KARP
------------------------------------       -----------------------------------------------------
witnessed by                               ATX Telecommunications by its GP and
                                           chief executive officer

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                  ATX FLOOR SPACE CALCULATIONS FOR 50 MONUMENT

1ST FLOOR SPACE

Mail Room (24.5' x 17)......................................           416.5
Training Room (24.5' x 56)..................................         1,372.0
Cafeteria (24.5' x 45)......................................         1,102.5
                                                              ==============
TOTAL ATX SPACE 1ST FLOOR:..................................           2,891
2ND FLOOR ATX SPACE
Total 2nd Floor Space (100' x 200').........................          20,000
Less Total Brown Carpet Space (49' x 65')...................           3,185
Plus Brown Carpet Storage Space (12' x 15.5')...............             186
                                                              ==============
TOTAL ATX SPACE 2ND FLOOR:..................................          17,001
            -- TOTAL ATX SPACE FOR 50 MONUMENT:.............          37,422
                                                              ==============
3RD FLOOR ATX SPACE
Total 3rd Floor Space (100' x 200').........................          20,000
Less Training Room..........................................           348.5
Less Joyce K.'s Space.......................................             220
Less Remaining Green Carpet.................................           1,902
                                                              ==============
TOTAL ATX SPACE 3RD FLOOR:..................................          17,530
SUMMARY
TOTAL LEASE AGREEMENT AREA..................................  40,587 sq. ft.
ATX CALCULATED TOTAL AREA...................................  37,422 sq. ft.
DIFFERENCE..................................................   3,165 sq. ft.
COST/SQ. FT.................................................          $18.25
MONTHLY DIFFERENCE..........................................         $57,761
                                                              ==============

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